UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2006
INFINITY ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-17204 (Commission File Number)	20-3126427 (I.R.S. Employer Identification Number)

633 Seventeenth Street, Suite 1800 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: (720) 932-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets
     On December 15, 2006, Infinity Energy Resources, Inc. (the “Company”) completed the sale of its oilfield service subsidiaries, Consolidated Oil Well Services, Inc. and CIS-Oklahoma, Inc. (collectively, “Consolidated”), to Q Consolidated Oil Well Services, LLC for approximately $52 million in cash.
Item 9.01. Financial Statements and Exhibits
     (b) Pro forma financial information.
     The following unaudited pro forma consolidated balance sheet as of September 30, 2006, and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 adjust the historical financial information of the Company to reflect 1) the conversion of a portion of the Company’s Senior Secured Notes into common shares and the accrual of interest on the remaining Senior Secured Notes subsequent to September 30, 2006, 2) the sale of Consolidated and 3) the use of proceeds from the sale of Consolidated to redeem the Company’s remaining Senior Secured Notes and accrued interest. The unaudited pro forma balance sheet was prepared as if the transactions were consummated on September 30, 2006 and the unaudited pro forma statements of operations were prepared as if the transactions were consummated on January 1st of each period. The unaudited pro forma adjustments are based on estimates and assumptions explained in further detail in the accompanying notes.
     The unaudited pro forma financial statements should be read in conjunction with the Company’s historical financial statements and related notes, which are included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission on November 9, 2006 and March 8, 2006, respectively. The unaudited pro forma information presented is not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the dates or for the periods indicated or which may occur in the future.

INFINITY ENERGY RESOURCES, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2006

						Pro Forma
						Adjustments
		Pro Forma				Related to			Pro
		Pre Sale				the Sale of			Forma As
	Historical	Adjustments				Consolidated			Adjusted
				(in thousands)
Assets
Current assets
Cash and cash equivalents	$465	$				$50,950	(c	)	$1,899
						(337)	(c	)
						(49,179)	(d	)
Accounts receivable, net	6,529					(4,711)	(c	)	1,818
Inventory	629					(629)	(c	)	—
Prepaid expenses	741					(63)	(c	)	678

Total current assets	8,364					(3,969)			4,395

Property and equipment, at cost, net of accumulated depreciation	12,979					(12,979)	(c	)	—
Oil and gas properties, using full cost accounting, net of accumulated depreciation, depletion and amortization and ceiling write-down:
Proved	35,400								35,400
Unproved	27,267								27,267
Intangible assets, less accumulated amortization	213					(192)	(c	)	21
Other assets, net	1,538								1,538

Total assets	$85,761	$				$(17,140)			$68,621

Liabilities and Stockholders’ Equity
Current liabilities
Note payable and current portion of long-term debt, net of discount	$55,301		$(7,357)	(a	)	$(47,884)	(d	)	$60
Accounts payable	10,001					(772)	(c	)	9,229
Accrued liabilities	3,782		1,179	(b	)	(1,318)	(c	)	2,464
						(1,179)	(d	)

Current portion of asset retirement obligations	412								412

Total current liabilities	69,496		(6,178)			(51,153)			12,165

Long-term liabilities
Production taxes payable and other	515								515
Asset retirement obligations, less current portion	1,112								1,112
Derivative liability	9,346								9,346

Total liabilities	80,469		(6,178)			(51,153)			23,138

Stockholders’ equity
Common stock	2								2
Additional paid-in-capital	70,187		7,357	(a	)				76,365
Accumulated deficit	(65,058)		(1,179)	(b	)	34,129	(c	)	(31,045)
						(116)	(d	)
Accumulated other comprehensive income	161								161

Total stockholders’ equity	5,292		6,178			34,013			45,483

Total liabilities and stockholders’ equity	$85,761	$				$(17,140)			$68,621

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

INFINITY ENERGY RESOURCES, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2006

		Pro Forma
		Adjustments
		Related to
		the Sale of			Pro Forma
	Historical	Consolidated			As Adjusted
	(in thousands, except per share amounts)
Revenue
Oilfield services	$28,819	$(28,819)	(f	)	$—
Oil and gas	9,462				9,462

Total revenue	38,281	(28,819)			9,462

Cost of revenue
Oilfield services	13,317	(13,317)	(f	)	—
Oil and gas production expenses	3,271				3,271
Oil and gas production taxes	401				401

Total cost of revenue	16,989	(13,317)			3,672

Gross Profit	21,292	(15,502)			5,790

General and administrative expenses	5,852	(3,063)	(f	)	2,789
Depreciation, depletion and amortization	7,066	(986)	(f	)	6,080
Ceiling write-down of oil and gas properties	26,600				26,600

Operating loss	(18,226)	(11,453)			(29,679)

Other income (expense)
Financing costs:
Interest expense	(2,492)	2,492	(g	)	—
Amortization of loan discount and costs	(1,207)	1,207	(g	)	—
Early extinguishment of debt	(27,128)	14,172	(g	)	(12,956)
Change in derivative fair value	11,733				11,733
Other	381	(16)	(f	)	365

Total other income (expenses)	(18,713)	17,855			(858)

Net loss	$(36,939)	$6,402			$(30,537)

Net loss per share	$(2.55)				$(2.25)

Weighted average shares outstanding	14,463	(901)	(e	)	13,562

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

INFINITY ENERGY RESOURCES, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

		Pro Forma
		Adjustments
		Related to
		the Sale of			Pro Forma
	Historical	Consolidated			As Adjusted
	(in thousands, except per share amounts)
Revenue
Oilfield services	$21,583	$(21,583)	(f	)	$—
Oil and gas	9,192				9,192

Total revenue	30,775	(21,583)			9,192

Cost of revenue
Oilfield services	10,769	(10,769)	(f	)	—
Oil and gas production expenses	3,548				3,548
Oil and gas production taxes	877				877

Total cost of revenue	15,194	(10,769)			4,425

Gross Profit	15,581	(10,814)			4,767

General and administrative expenses	5,836	(2,834)	(f	)	3,002
Depreciation, depletion and amortization	7,451	(1,274)	(f	)	6,177
Ceiling write-down of oil and gas properties	13,450				13,450

Operating loss	(11,156)	(6,706)			(17,862)

Other income (expense)
Financing costs:
Interest expense	(2,486)	2,237	(g	)	(249)
Amortization of loan discount and costs	(1,066)	1,066	(g	)	—
Early extinguishment of debt	(1,276)				(1,276)
Change in derivative fair value	2,908				2,908
Other	(501)	77	(f	)	(424)

Total other income (expenses)	(2,421)	3,380			959

Net loss	$(13,577)	$(3,326)			$(16,903)

Net loss per share	$(1.05)				$(1.31)

Weighted average shares outstanding	12,936				12,936

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

INFINITY ENERGY RESOURCES, INC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
The unaudited pro forma consolidated financial statements reflect the adjustments described below:
Balance Sheet
(a)	To reflect the conversion of $7,357,000 principal amount of the Company’s Senior Secured Notes into shares of the Company’s common stock subsequent to September 30, 2006.
(b)	To reflect the accrual of interest on the Company’s Senior Secured Notes for the period from October 1, 2006 through the December 15, 2006 redemption date.
(c)	To reflect the receipt of proceeds from the sale of Consolidated of approximately $52 million less estimated transaction related costs and the elimination of Consolidated’s assets and liabilities.
(d)	To reflect the redemption of principal and accrued interest under the Company’s Senior Secured Notes using the net proceeds from the sale of Consolidated.
Statement of Operations
(e)	To reflect the elimination of shares of the Company’s common stock issued in connection with conversions of the Company’s Senior Secured Notes during the first nine months of 2006.
(f)	To reflect the elimination of Consolidated’s revenues and expenses for the applicable period.
(g)	To reflect the reversal of certain financing costs that would not have been incurred had the sale of Consolidated and the repayment of the Company’s debt been consummated as of January 1st of the applicable period.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: December 20, 2006.

Infinity Energy Resources, Inc.
By:	/s/ Timothy A. Ficker
Timothy A. Ficker
Vice President and Chief Financial Officer